SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2002


                        PINNACLE WEST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Arizona                      1-8962                 86-0512431
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona        85072-3999
       (Address of principal executive offices)                 (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (C) EXHIBITS. The following exhibits are being furnished under Item 9 of this Report.

EXHIBIT
NO.               DESCRIPTION
---               -----------

99.1 Sworn statement of William J. Post, the Registrant's principal executive officer, as filed on August 13, 2002 with the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

99.2 Sworn statement of Michael V. Palmeri, the Registrant's principal financial officer, as filed on August 13, 2002 with the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

99.3 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of William J. Post, the Registrant's principal executive officer, as submitted to the Securities and Exchange Commission on August 13, 2002.

99.4 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Michael V. Palmeri, the Registrant's principal financial officer, as submitted to the Securities and Exchange Commission on August 13, 2002.

ITEM 9. REGULATION FD DISCLOSURE

     This Report and the attached exhibits are being furnished pursuant to Regulation FD. On August 13, 2002, William J. Post, the Registrant's principal executive officer, and Michael V. Palmeri, the Registrant's principal financial officer, each filed with the Securities and Exchange Commission (the "Commission") the sworn statements required by the Commission's June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460). A copy of the sworn statements are attached as Exhibits 99.1 and 99.2. Also on August 13, 2002, William J. Post and Michael V. Palmeri submitted to the Commission certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certifications are attached as Exhibits 99.3 and 99.4.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PINNACLE WEST CAPITAL CORPORATION
                                   (Registrant)



Dated: August 13, 2002             By: Michael V. Palmeri
                                       -----------------------------------------
                                       Michael V. Palmeri
                                       Vice President, Finance